Exhibit 99.1

Audit • Tax • Consulting • Financial Advisory
Registered with Public Company Accounting Oversight Board (PCAOB)

November 30, 2016

Securities and Exchange Commission

100 F Street, N.E.

Washington DC, 20549-7561

Dear Sirs/Madams:

We have read Item 4.02 of Form 8-K dated November 22, 2016 of KT High-Tech Marketing, Inc. and are in agreement with the statements concerning our Firm in such Form 8-K.

Sincerely,

KCCW Accountancy Corp.

Diamond Bar, California

KCCW Accountancy Corp.
22632 Golden Springs Dr. #230, Diamond Bar, CA 91765, USA
Tel: +1 909 348 7228 • Fax: +1 626 529 1580 • info@kccwcpa.com